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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 8, 2006


                         NATIONAL HEALTH PARTNERS, INC.
        (Exact Name of Small Business Issuer as Specified in Its Charter)
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
            INDIANA                        000-51731                     04-3786176
 -------------------------------          ------------             ----------------------
 State or Other Jurisdiction of           (Commission                  (IRS Employer
 Incorporation of  Organization)          File Number)             Identification Number)
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      120 GIBRALTAR ROAD, SUITE 107
          HORSHAM, PENNSYLVANIA                                19044
          ---------------------                                -----
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (215) 682-7114


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 8, 2006, Roger H. Folts resigned as the Chief Financial Officer and Secretary of National Health Partners, Inc. (the "Company"). Concurrently therewith, the Company entered into the following agreements with Mr. Folts:

Termination and Mutual Release
------------------------------

         On February 8, 2006, the Company entered into a Termination and Mutual Release (the "Termination and Release") with Roger H. Folts effective February 1, 2006. Under the Termination and Release, the Employment Agreement (the "Employment Agreement") dated May 13, 2005, by and between the Company and Mr. Folts was terminated effective February 1, 2006, and the Company and Mr. Folts agreed to release each other from any and all claims that they may now hold or may in the future hold arising out of the Employment Agreement or Mr. Folts' employment with or separation from the Company.

         The Company entered into the Employment Agreement with Mr. Folts on May 13, 2005. Under the terms of the Employment Agreement, Mr. Folts agreed to serve as the Company's Chief Financial Officer effective February 1, 2005. The Employment Agreement was for an initial term of three years and renewed automatically for successive one-year periods unless earlier terminated or prior notice of non-renewal was provided by either party. Under the Employment Agreement, Mr. Folts was entitled to an annual base salary of $158,400 with annual increases on January 1 of each year of a minimum of 10% of the annual base salary for the immediately preceding year, and was eligible for an annual bonus and incentive compensation awards in an amount and form to be determined by the Company's board of directors in its sole discretion. Pursuant to the Employment Agreement, Mr. Folts received an option (the "Option") to acquire 1,000,000 shares of common stock, $.001 par value per share ("Common Stock"), of the Company.

Consulting Agreement
--------------------

         On February 8, 2006, the Company entered into a Consulting Agreement (the "Consulting Agreement") with Roger H. Folts effective February 1, 2006. The Consulting Agreement is for a term of three years commencing February 1, 2006 and ending February 1, 2009.

         Under the Consulting Agreement, Mr. Folts agreed to provide the following services to the Company: (i) assist the Company in maintaining a system of internal controls and procedures adequate to ensure that financial information of the Company is collected and reported in an accurate and timely manner; (ii) assist the Company in the preparation and review of financial reports, including financial statements, reports to shareholders, tax returns, reports for government regulatory agencies, and other accounting and tax related reports, as well as summaries, budgets and forecasts related to the Company's future business needs and growth; and (iii) perform such other services as the Company and Mr. Folts may agree upon. Mr. Folts agreed to devote a minimum of 40 hours per week to the performance of these services during the five-month period commencing February 1, 2006 and ending June 30, 2006, and agreed to comply with reasonable requests by the Company for these services thereafter.

         In consideration for the performance of these services, the Company agreed to pay Mr. Folts the following consideration: (i) 250,000 shares of Common Stock of the Company pursuant to the National Health Partners, Inc. 2006 Stock Incentive Plan under the Registration Statement on Form S-8, Registration No. 333-131589, filed with the Securities and Exchange Commission on February 6, 2006; (ii) 50,000 shares of Common Stock, which shares were "restricted securities" as such term is defined under Rule 144(a)(3) of the Securities Act of 1933, as amended; (iii) for the two-month period commencing February 1, 2006 and ending March 31, 2006, a fee of $14,520 per month, payable semi-monthly, and reimbursement of certain costs of supplemental insurance, prescription medications, vision expenses, chiropractic expenses and related medical costs; and (iv) reimbursement by the Company for business-related expenses incurred by Mr. Folts on behalf of the Company during the term of the Consulting Agreement. In connection with the receipt of this consideration, Mr. Folts agreed not to sell any shares of Common Stock during the period commencing February 1, 2006 and ending April 1, 2006, and agreed not to sell more than an aggregate of 25,000 shares of Common Stock per calendar month during the period commencing April 1, 2006 and ending December 31, 2006. These restrictions on sale relate to any and all securities held by Mr. Folts, whether or not acquired under the Consulting Agreement and whether or not held outright or acquired upon the exercise of the Option.

         The foregoing description of the Termination and Release, Consulting Agreement and Employment Agreement does not purport to be complete and is qualified in its entirety by the terms of the Termination and Release and the Consulting Agreement filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein, and the terms of the Employment Agreement filed as Exhibit 10.2 to the Company's Registration Statement on Form SB-2, File No. 333-126315, as amended, and incorporated by reference herein.

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On February 8, 2006, the Company entered into the Termination and Release with Roger H. Folts effective February 1, 2006. The description of the Termination and Release and the Employment Agreement set forth under Item 1.01 hereof is incorporated by reference herein. The Company did not incur any early termination penalties in connection with the termination of the Employment Agreement.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 8, 2006, Roger H. Folts resigned as the Chief Financial Officer and Secretary of the Company. Concurrently therewith, the Company entered into the Termination and Release and the Consulting Agreement with Mr. Folts effective February 1, 2006. The description of the Termination and Release and the Consulting Agreement set forth under Item 1.01 hereof is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

         10.1 Termination and Mutual Release, dated February 8, 2006, by and between the Company and Roger H. Folts

         10.2 Consulting Agreement, dated February 8, 2006, by and between the Company and Roger H. Folts

         10.3 Employment Agreement, dated May 13, 2005, by and between the Company and Roger H. Folts (incorporated by reference to
                  Exhibit 10.2 to the Company's Registration Statement on Form SB-2, File No. 333-126315, as amended)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL HEALTH PARTNERS, INC.


Dated: February 14, 2006                /s/ David M. Daniels
                                        ---------------------------------------
                                        David M. Daniels
                                        Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit Number                                       Description
--------------                                       -----------

         10.1 Termination and Mutual Release, dated February 8, 2006, by and between the Company and Roger H. Folts

         10.2 Consulting Agreement, dated February 8, 2006, by and between the Company and Roger H. Folts